Exhibit 99.1

Anworth Declares a $0.04 Per Share Common Stock Dividend

SANTA MONICA, Calif.--(BUSINESS WIRE)--February 26, 2021--Anworth Mortgage Asset Corporation (NYSE: ANH) announced today that its board of directors has declared a common stock dividend of $0.04 per share. The common stock dividend is payable on March 18, 2021 to common stockholders of record as of the close of business on March 15, 2021.

Important Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger transaction contemplated by the Agreement and Plan of Merger, dated as of December 6, 2020, by and among Ready Capital Corporation, a Maryland corporation (“Ready Capital”), RC Merger Subsidiary, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”), and Anworth, pursuant to which, subject to the terms and conditions therein, Anworth will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (such, transaction, the “Merger”), Ready Capital has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-251863), which was declared effective by the SEC on February 9, 2021. The registration statement includes a prospectus of Ready Capital and a joint proxy statement of Anworth and Ready Capital. Stockholders of Anworth and Ready Capital are advised to read the registration statement and the joint proxy statement/prospectus (including all other relevant documents that are filed or will be filed with the SEC, as well as any amendments and supplements to these documents) carefully and in their entirety because they contain important information about Anworth, Ready Capital, the proposed Merger, and related matters. Stockholders of Anworth and Ready Capital may obtain free copies of the registration statement, the joint proxy statement/prospectus, and all other documents filed or that will be filed with the SEC by Anworth or Ready Capital at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Anworth are available free of charge on Anworth’s website at http://www.anworth.com. Copies of documents filed with the SEC by Ready Capital are available free of charge on Ready Capital’s website at http://www.readycapital.com.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation Relating to the Merger

Anworth, its directors and executive officers, and certain other affiliates of Anworth may be deemed to be “participants” in the solicitation of proxies from the stockholders of Anworth in connection with the proposed Merger. Information regarding Anworth, its directors and executive officers and their respective ownership of common stock of Anworth, and the respective interests of such participants in the Merger can be found in the joint proxy statement/prospectus for Anworth’s special meeting of stockholders, filed by Anworth with the SEC on February 9, 2021. A free copy of the joint proxy statement/prospectus may be obtained from the sources described above.

Ready Capital and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Anworth in connection with the proposed Merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed Merger are included in the joint proxy statement/prospectus for the proposed Merger.

About Anworth Mortgage Asset Corporation

We are an externally-managed mortgage real estate investment trust (“REIT”). We invest primarily in mortgage-backed securities that are either rated “investment grade” or are guaranteed by federally sponsored enterprises, such as Fannie Mae or Freddie Mac. We seek to generate income for distribution to our shareholders primarily based on the difference between the yield on our mortgage assets and the cost of our borrowings. We are managed by Anworth Management LLC (our “Manager”), pursuant to a management agreement. Our Manager is subject to the supervision and direction of our Board and is responsible for (i) the selection, purchase, and sale of our investment portfolio; (ii) our financing and hedging activities; and (iii) providing us with portfolio management, administrative, and other services relating to our assets and operations as may be appropriate. Our common stock is traded on the New York Stock Exchange under the symbol “ANH.” Anworth Mortgage Asset Corporation is a component of the Russell 2000® Index.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small- to medium-sized balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multifamily, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 400 lending professionals nationwide. Ready Capital is externally managed and advised by Waterfall Asset Management, LLC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This news release may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon our current expectations and speak only as of the date hereof. Forward-looking statements, which are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may, “ “will, “ “believe, “ “expect, “ “anticipate, “ “assume,” “estimate,” “intend,” “continue, “ or other similar terms or variations on those terms or the negative of those terms. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, but not limited to, changes in interest rates; changes in the market value of our mortgage-backed securities; changes in the yield curve; the availability of mortgage-backed securities for purchase; increases in the prepayment rates on the mortgage loans securing our mortgage-backed securities; our ability to use borrowings to finance our assets and, if available, the terms of any financing; risks associated with investing in mortgage-related assets; the scope and duration of the COVID-19 (coronavirus) pandemic, including actions taken by governmental authorities to contain the spread of the virus, and the impact on our business and the general economy; changes in business conditions and the general economy; implementation of or changes in government regulations affecting our business; our ability to maintain our qualification as a real estate investment trust for federal income tax purposes; our ability to maintain an exemption from the Investment Company Act of 1940, as amended; risks associated with our home rental business; the risk that the proposed Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain stockholder approvals relating to the Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Merger; risks related to disruption of management attention from our ongoing business operations due to the proposed Merger; the effect of the announcement of the proposed Merger on our operating results and business generally; and the outcome of any legal proceedings relating to the Merger. Our Annual Report on Form 10-K, the joint proxy statement/prospectus, and other SEC filings discuss the most significant risk factors that may affect our business, results of operations and financial condition and the proposed Merger, copies of which are available on the SEC’s website at www.sec.gov. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Contacts

Anworth Mortgage Asset Corporation
John T. Hillman
1299 Ocean Avenue, 2nd Floor
Santa Monica, CA 90401
(310) 255-4438 or (310) 255-4493
Email: jhillman@anworth.com
Web site: http://www.anworth.com